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EXHIBIT 32.1


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-K for the fiscal quarter ended December 31, 2008 as filed with the Securities and Exchange Commission (the "10-K Report") that:

     (1) the 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                Sancon Resources Recovery, Inc.
Date:  April 03, 2009
                                                              By: /s/ Jack Chen
                                                -------------------------------
                                                                      Jack Chen
                                                        Chief Executive Officer

Date:  April 03, 2009
                                                                By: /S/ Gary Li
                                                -------------------------------
                                                                        Gary Li
                                                        Chief Financial Officer